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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        June 20, 2002
                                                --------------------------------

                       INTEREP NATIONAL RADIO SALES, INC.
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               (Exact Name of Registrant as Specified in Charter)

              New York                    000-28395            13-1865151
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    (State or other jurisdiction         (Commission          IRS Employer
         of incorporation)               File Number)      Identification No.)

   100 Park Avenue, New York, New York                           10017
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  (Address of principal executive offices)                     (Zip Code)

 Registrant's telephone number, including area code       (212) 916-0700
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

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Item 4.  Change in Registrant's Certifying Accountant.

        On June 20, 2002, we dismissed Arthur Andersen LLP as our independent auditors. The reports of Arthur Andersen LLP on our financial statements for the fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2000 and December 31, 2001 and during the subsequent interim periods, we had no disagreements with Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures. In addition, there were no reportable events (as defined in Item 304 (a) (1) (v) of Regulation S-K) during these periods.

        We provided Arthur Andersen LLP with a copy of the disclosures we are making in this Current Report prior to filing this Current Report with the Securities and Exchange Commission. We requested that Arthur Andersen LLP furnish us a letter addressed to the Securities and Exchange Commission stating whether Arthur Andersen LLP agreed with such disclosures and, if not, stating the respects in which it did not agree. Arthur Andersen LLP's letter, dated June 20, 2002, confirming its agreement with such statements is attached as Exhibit
16.1 and is incorporated in this Current Report by reference.

        We have engaged Ernst & Young LLP to act as our independent auditors as successor to Arthur Andersen LLP. During the two most recent fiscal years and subsequent interim period, we have not consulted with Ernst & Young LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (ii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures or a reportable event (as defined in Item 304 (a) (1) (v) of Regulation S-K).

        The Audit Committee of our Board of Directors considered, approved and recommended to our Board of Directors the dismissal of Arthur Andersen LLP, and the appointment of Ernst & Young LLP, as our independent auditors. These actions were ratified and approved by our Board of Directors.

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Item 7. Financial Statements and Exhibits

        (a)   Not applicable

        (b)   Not applicable

        (c)   Exhibits

           Exhibit No.      Description

              16.1 Letter, dated June 20, 2002 from Arthur Andersen LLP to the Securities and Exchange Commission
                            (filed herewith)

                                    Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTEREP NATIONAL RADIO SALES, INC.
                                         (Registrant)

Date: June 26, 2002                      By: /s/ William J. McEntee, Jr.
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                                             William J. McEntee, Jr.
                                             Vice President and
                                             Chief Financial Officer

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